UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Monro, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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D56902-P57991

Your Vote Counts!

MONRO, INC.

2021 Annual Meeting

Vote by August 16, 2021

11:59 PM ET

You invested in MONRO, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on August 17, 2021.

Get informed before you vote

View the Notice, Proxy Statement and the 2021 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 3, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting*
Point your camera here and	August 17, 2021
vote without entering a	10:00 AM
control number
Virtually at: www.virtualshareholdermeeting.com/MNRO2021

*	Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends

1.	Elect four directors to Class 2 of the Board of Directors to serve a two-year term and until their successors are duly elected and qualified at the 2023 annual meeting of shareholders;

	Nominees:	For
01) Frederick M. Danziger 04) Peter J. Solomon 02) Stephen C. McCluski 03) Robert E. Mellor

2.

Elect Michael T. Broderick to Class 1 of the Board of Directors to serve the remainder of that term and until his respective successor has been duly elected and qualified at the 2022 annual meeting of shareholders;

For
Nominee:
05) Michael T. Broderick

3.	Approve, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers;	For

4.	Ratify the re-appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending March 26, 2022;	For

5.	Shareholder Proposal – Proposal for Board to adopt recapitalization plan;	None

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

D56903-P57991